Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

     Filed by the registrant |X|
     Filed by a party other than the registrant |_|
     Check the  appropriate  box:
     |_|  Preliminary  proxy  statement
     |X|  Definitive  proxy  statement
     |_|  Definitive  additional  materials
     |_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                            Hudson Technologies, Inc.
                (Name of Registrant as Specified in Its Charter)

                 Board of Directors of Hudson Technologies, Inc.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     |X|  No fee required.
     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
          (1)  Title of each class of securities to which transaction applies:


          (2)  Aggregate number of securities to which transaction applies:


          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined).

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total Fee Paid:

     |_|  Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                            HUDSON TECHNOLOGIES, INC.
                              25 Torne Valley Road
                            Hillburn, New York 10931


                                                                   June 25, 1997


Dear Fellow Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders which will be held on Thursday, July 24, 1997, at 10:00 A.M. at the Empire Ball Room, Holiday Inn and Conference Center, Three Executive Boulevard, Suffern, New York 10901.

     The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

     Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please inform our Transfer Agent, Continental Stock Transfer & Trust Company, at 2 Broadway, New York, New York 10004, in writing, of the correct address.

     Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.


                                                  Cordially,



                                                  Kevin J. Zugibe, P.E.
                                                  Chairman of the Board

                            HUDSON TECHNOLOGIES, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 24, 1997



To the Shareholders of HUDSON TECHNOLOGIES, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Hudson Technologies, Inc. (the "Company") will be held on July 24, 1997 at 10:00 A.M., at the Empire Ball Room, Holiday Inn and Conference Center, Three Executive Boulevard, Suffern, New York 10901, for the following purposes:

     1. To elect a class of four directors to serve until the Annual Meeting of Shareholders to be held in 2000;

     2. To approve the Company's 1997 Stock Option Plan; and

     3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Only shareholders of record at the close of business on June 13, 1997 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                             By Order of the Board of Directors


                                             Stephen P. Mandracchia
                                             Secretary

June 25, 1997

--------------------------------------------------------------------------------
IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                            HUDSON TECHNOLOGIES, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 24, 1997

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hudson Technologies, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, July 24, 1997, and including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

     Management intends to mail this proxy statement and the accompanying form of proxy to shareholders on or about June 26, 1997.

     Proxies in the accompanying form, duly executed, returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

     The address and telephone number of the principal executive offices of the Company are:

                              25 Torne Valley Road
                            Hillburn, New York 10931
                          Telephone No.: (914) 368-4990

                       OUTSTANDING STOCK AND VOTING RIGHTS

     Only shareholders of record at the close of business on June 13, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 5,086,820 shares of the Company's common stock, par value $.01 per share ("Common Stock"), the only class of voting securities of the Company. Each share of Common Stock entitles the holder thereof to one vote on each matter submitted to a vote at the Annual Meeting.

                                VOTING PROCEDURES

     Directors will be elected by a plurality of the votes cast by the holders of Common Stock in person or represented by proxy at the Annual Meeting, provided a quorum is present at the meeting. All other matters to be acted upon at the meeting will be decided by the majority of the votes cast by the holders of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum is present. A quorum will be present at the Annual Meeting if the holders of a majority of the outstanding shares of Common Stock as of the Record Date are present in person or represented by proxy. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of Continental Stock Transfer & Trust Company, the Company's transfer agent.

     In accordance with applicable law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. Based upon the Company's understanding of the requirements of the law of the State of New York and the Certificate of Incorporation and Bylaws, as amended (the "By-laws"), of the Company, "votes cast" at a meeting of shareholders by the holders of shares entitled to vote are determinative of the outcome of the matter to be voted on. Failures to vote, broker non-votes and abstentions will not be considered "votes cast."

     Proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The Company's By-laws provide that the Board of Directors (the "Board") is divided into two classes. Each class is to have a term of two years (the term of each class expiring in successive years) and is to consist, as nearly as possible, of one-half of the number of directors constituting the entire Board. Accordingly, one class consists of three directors and the second class consists of four directors.

     At the Annual Meeting, a class of four directors will be elected for a two-year term expiring at the Annual Meeting of Shareholders to be held in 1999. Messrs. Thomas P. Zugibe, Vincent P. Abbatecola, Otto C. Morch and Stephen Spain are the nominees for election to such positions. Mr. Spain is a nominee for election to the directorship currently held by Robert Johnson. Mr. Johnson has determined not to stand for reelection. The other class of directors, consisting of Messrs. Kevin J. Zugibe, Stephen J. Cole-Hatchard and Dominic J. Monetta, will not stand for election at the Annual Meeting because their respective terms expire at the Annual Meeting of Shareholders to be held in 1998.

     Proxies will be voted for the nominees named below, unless authority is withheld. Should any nominee not be available for election, proxies will be voted for such substitute nominee as may be designated by the Board of Directors. Each of the nominees has indicated to the Board that he will be available.

     The following is information with respect to the nominees for election as directors at the Annual Meeting:

       Name                     Age                      Position
       ----                     ---                      --------

Thomas P. Zugibe                44                Executive Vice President and
                                                  Director

Vincent P. Abbatecola           49                Director

Otto C. Morch                   63                Director

Stephen Spain                   46                Vice President, Strategic
                                                  Affairs

     Thomas P. Zugibe has been a director since April 1995 and an Executive Vice President of the Company since January 1997. He served as a Vice President of the Company from its inception in 1991 until his appointment as Executive Vice President in January 1997. Prior to May 1995, Mr. Zugibe devoted only a portion of his business time to the affairs of the Company. Since May 1995, he has been employed by the Company on a full time basis. Mr. Zugibe has been engaged in the practice of law in the State of New York since 1980 and is a member of the Garnerville, New York law firm of Ferraro & Zugibe. He is also a Justice for the Village of West Haverstraw, New York. Mr. Zugibe is the brother of Kevin J. Zugibe, Chairman of the Board, President and Chief Executive Officer of the Company.

     Vincent P. Abbatecola has been a director of the Company since June 1994. Mr. Abbatecola is the owner of Abbey Ice & Spring Water Company, Spring Valley, New York, where he has been employed since 1971. Mr. Abbatecola serves as Chairman of the Board of Mid Atlantic Ice Association, an industry trade association.

     Otto C. Morch has been a director of the Company since March 1996. For more than the past five years, Mr. Morch has been Senior Vice President, Commercial Banking, at Provident Savings Bank, F.A.

     Stephen Spain has been a Vice President of the Company since April 1996 and the President of Environmental Support Solutions, Inc. ("ESS"), a developer and provider of environmental software and environmental training and consulting services since August 1993. ESS, a wholly-owned subsidiary of the

Company, was acquired by the Company in April 1996. Mr. Spain co-founded the predecessor of ESS in 1991. He was employed by Salt River Project, an electric generation utility, from 1986 to August 1993, as a facility design engineer.

     The following is information with respect to the directors whose terms of office expire at the 1998 Annual Meeting of Shareholders:

     Name                       Age                    Position
     ----                       ---                    --------

Kevin J. Zugibe                 34                Chairman of the Board,
                                                  President and Chief
                                                  Executive Officer

Stephen J. Cole-Hatchard        39                Vice President, Treasurer
                                                  and Director

Dominic J. Monetta              54                Director


     Kevin J. Zugibe, P.E., a founder of the Company, has been Chairman of the Board, President and Chief Executive Officer of the Company since its inception in 1991. Since May 1994, Mr. Zugibe has devoted his full business time to the Company's affairs. From May 1987 to May 1994, Mr. Zugibe was employed as a power engineer with Orange and Rockland Utilities, Inc. Mr. Zugibe is a licensed professional engineer, and from December 1990 to May 1994, he was a member of Kevin J. Zugibe & Associates, a professional engineering firm.

     Stephen J. Cole-Hatchard has been a director and a Vice President of the Company since January 1993 and Treasurer of the Company since February 1995. Mr. Cole-Hatchard, a member of the bar of the State of New York, was employed as a detective with the Clarkstown, New York Police Department, Asset Forfeiture/Legal Division from May 1984 to May 1995. From May 1995 to January 1996, Mr. Cole-Hatchard was on leave of absence from the Clarkstown Police Department and employed on a full time basis by the Company. In January 1996, Mr. Cole-Hatchard returned to the Clarkstown Police Department as a detective and currently devotes approximately 30 hours per week of his business time to the affairs of the Company.

     Dominic J. Monetta has been a director of the Company since April 1996. Since August 1993, he has been the President of Resource Alternatives, Inc., a firm providing management and technological solutions to executive managers. From December 1991 to May 1993, Mr. Monetta served as Director of Defense Research and Engineering for the Research and Advanced Technology Office of the United States Department of Defense. From June 1989 to December 1991, he served as the Director of the Office of

New Production Reactors of the United States Department of Energy.

     During the fiscal year ended December 31, 1996 ("Fiscal 1996"), the Board held 13 meetings. Each of the directors attended at least 75% of the total number of meetings of the Board held during the period he served as a director during such year, except for Dominic Monetta who attended seven of the 12 Board meetings that were held after he became a director of the Company. The Company does not have standing nominating or compensation committees of the Board or committees performing similar functions, other than a Stock Option Committee, which administers the Stock Option Plan of the Company that became effective in 1994 (the "1994 Plan"). The Stock Option Committee consists of Messrs. Abbatecola and Morch. The Stock Option Committee held one meeting during the fiscal year ended December 31, 1996 ("Fiscal 1996") and, in addition, took various actions by written consent. The Company also has an Audit Committee of the Board which supervises the audit and financial procedures of the Company. The Audit Committee is currently comprised of Messrs. Abbatecola, Cole-Hatchard and Morch. The Audit Committee held one meeting during Fiscal 1996. In May 1997 the Board appointed an Executive Committee consisting of Messrs. Kevin J. Zugibe, Thomas P. Zugibe and Dominic J. Monetta.

     In January 1997, the Company entered into an agreement with E.I. DuPont de Nemours & Company ("DuPont") and DuPont Chemical and Energy Operations, Inc. ("DCEO") providing that, upon request by DuPont, the Company will cause two persons designated by DuPont to be elected to the Company's Board of Directors. DuPont has advised the Company that it does not intend to exercise its right to designate such persons during 1997.

Compensation of Directors

     Non-employee directors receive an annual fee of $3,000 and are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors. Under the 1994 Plan, non-employee directors (other than members of the Stock Option Committee) are eligible to receive non-qualified stock options and stock appreciation rights. Under the Company's 1997 Stock Option Plan (the "1997 Plan"), subject to approval of the 1997 Plan by the shareholders at the Annual Meeting, non-employee directors are eligible to be granted non-qualified stock options. See "Summary of the 1997 Plan" under Proposal 2 below.

     The Stock Option Committee appointed to administer the 1994 Plan and either the Board of Directors or a committee appointed by the Board to administer the 1997 Plan has discretion to determine the number of shares subject to each non-qualified stock option (subject to the number of shares available for grant under the 1994 Plan or the 1997 Plan, as applicable), the exercise price thereof, the term thereof (but not in excess of 10 years from the date of grant, subject to earlier termination in certain circumstances) and the terms of exercise thereof (amounts, intervals and other conditions). No non-qualified stock options were granted to non-employee directors under the 1994 Plan in Fiscal 1996 and no stock appreciation rights have been granted under the 1994 Plan.

Executive Officers

     In addition to Messrs. Kevin J. Zugibe, Thomas P. Zugibe and Stephen J. Cole-Hatchard, Messrs. Stephen P. Mandracchia, Walter A. Phillips and Brian Coleman serve as executive officers of the Company. Executive officers are elected annually and serve at the pleasure of the Board. The following is information with respect to such executive officers:

      Name                      Age                     Position
      ----                      ---                     --------

Stephen P. Mandracchia          37                Executive Vice President and
                                                  Secretary

Walter A. Phillips              44                Vice President of Sales and
                                                  Marketing

Brian Coleman                   35                Vice President and Chief
                                                  Financial Officer

     Stephen P. Mandracchia has been an Executive Vice President of the Company since January 1997 and Secretary of the Company since April 1995. He served as a Vice President of the Company from January 1993 to January 1997 and as a director of the Company from June 1994 to August 1996. Prior to September 1995, Mr. Mandracchia devoted only a portion of his business time to the Company's affairs. Mr. Mandracchia, a member of the bar of the State of New York, was a member of Martin, Vandewalle, Donohue, Mandracchia & McGahan, a Great Neck, New York law firm from 1983 to December 1995.

     Walter A. Phillips has been Vice President of Sales and Marketing of the Company since October 1996. From January 1990 to October 1996, he was employed by York International, a manufacturer of air conditioners ("York"), in various sales and marketing positions, most recently as National Service Sales and Marketing Manager for York's United States service business.

     Brian Coleman has been Vice President and Chief Financial Officer of the Company since May 1997. Prior thereto, he was employed, for more than 10 years, by BDO Seidman, LLP, the Company's independent auditors, in various positions, including as a partner from 1995 to May 1997. Mr. Coleman is a licensed certified public accountant in the State of New York.

Other Officers

     In addition to Stephen Spain, a nominee for election as a director of the Company (see biographical information above), Robert Johnson, age 40, currently a director of the Company, is a Vice President of the Company and ESS.

Section 16(a) Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership ("Reporting Persons") with the Securities and Exchange Commission (the "SEC"). Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on the Company's review of Section 16(a) forms received by it and written representations received from such persons, the Company believes that during Fiscal 1996, all reporting requirements applicable to the Company's Reporting Persons were complied with.

                                   PROPOSAL 2

                       APPROVAL OF 1997 STOCK OPTION PLAN

     At the Annual Meeting, the Company's shareholders will be asked to approve the adoption of the Company's 1997 Stock Option Plan (the "1997 Plan").

     On June 12, 1997, the Board of Directors adopted, subject to shareholder approval, the 1997 Plan. The Board believes that, to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, key employees and other key persons and to promote the well-being of the Company, it is in the best interest of the Company and its shareholders to provide to officers, directors, key employees, consultants and other independent contractors who perform services for the Company, through the granting of stock options, the opportunity to participate in the value and/or appreciation in value of the Company's Common Stock. The Board has found that the grant of options under the 1994 Plan has proven to be a valuable tool in attracting and retaining key employees. Accordingly, the Board believes that the 1997 Plan (a) will provide the Company with significant means to attract and retain talented personnel, (b) will result in saving cash, which otherwise would be required to maintain current key employees and adequately attract and reward key personnel, and (c) consequently, will prove beneficial to the Company's ability to be competitive.

     To date, no options have been granted under the 1997 Plan. If the 1997 Plan is approved by the shareholders, options may be granted under the 1997 Plan, the timing, amounts and specific terms of which cannot be determined at this time.

     The following summary of the 1997 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the 1997 Plan, set forth as Exhibit "A" hereto.

Summary of the 1997 Plan

     The 1997 Plan authorizes the granting of options to purchase up to 1,000,000 shares of Common Stock, subject to adjustment as described below. All employees, directors, independent agents, consultants and attorneys of the Company, any parent corporation of the Company or any of the Company's subsidiaries, are eligible to be granted Non-Qualified Stock Options (as defined below) under the 1997 Plan. Incentive Stock Options (as defined below) may be granted only to employees of the Company, any parent corporation of the Company or any of the Company's subsidiaries.

     The 1997 Plan will be administered by the Board of Directors (the "Board") or, at the discretion of the Board, by a committee (the "Committee") consisting of two or more non-employee members of the Board of Directors appointed by the Board. The Board or the Committee will determine, among other things, the persons to whom options will be granted, the type of options to be granted, the number of shares subject to each option and the share price. The Board or the Committee will also determine the term of each option, the restrictions or limitations thereon, and the manner in which each such option may be exercised. Unless sooner terminated, the 1997 Plan will expire at the close of business on June 11, 2007.

Stock Options. The 1997 Plan provides for the grant of "incentive stock options" ("Incentive Stock Options"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for options not qualifying as Incentive Stock Options ("Non-Qualified Stock Options"). The Board or the Committee, as the case may be, shall determine those persons to whom stock options may be granted.

     Incentive Stock Options granted under the 1997 Plan are nontransferable by the optionee during his lifetime. Non- Qualified Stock Options are transferable to the extent determined by the Board or the Committee and set forth in related option agreements. Options granted under the 1997 Plan will expire if not exercised within 10 years of the grant (five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary of the Company immediately before the grant (a "10% Shareholder")) or such earlier term as provided by the Board or the Committee, as the case may be, and under certain circumstances set forth in the 1997 Plan, may be exercised within three months following termination of employment (one year in the event of death of the optionee). Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board or the Committee, provided that the exercise price of an Incentive Stock Option may not be less than the fair market value of the shares underlying the option on the date the option is granted (not be less than 110% of fair market value in the case of an Incentive Stock Option granted to a 10% Shareholder). The exercise price of Non- Qualified Stock Options is within the discretion of the Board or the Committee and may be any price not less than the par value of the shares underlying the option.

     Under the 1997 Plan, the maximum aggregate number of shares as to which options may be granted during the term of the 1997 Plan to any optionee who is an employee of the Company is 500,000. Moreover, the Company may not, in the aggregate, grant Incentive Stock Options that are first exercisable by any optionee during any calendar year (under all such plans of the optionee's employer corporation and its "parent" and "subsidiary" corporations, as those terms are defined in Section 424 of the Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted) exceeds $100,000.

     The 1997 Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of Common Stock subject to options which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants. No shares of Common Stock of the Company may be issued to any optionee until the full option price has been paid. The Board of Directors or the Committee may grant individual options under the 1997 Plan with more stringent provisions than those specified in the 1997 Plan.

     Options become exercisable in such amounts, at such intervals and upon such terms and conditions as the Board or the Committee determines. Options are exercisable until the earlier of (i) a date set by the Board of Directors or Committee at the time of grant or (ii) the close of business on the day before the tenth anniversary of the option's date of grant (the day before the fifth anniversary of the option's date of grant in the case of an Incentive Stock Option granted to a 10% Shareholder). The 1997 Plan will remain in effect until all options granted thereunder are exercised or terminated. Notwithstanding the foregoing, no options may be granted after June 11, 2007.

     On June 24, 1997, the closing sale price of the Company's Common Stock as reported by NASDAQ was $9.50.

Certain Federal Income Tax Consequences of the 1997 Plan

     The following is a brief summary of the Federal income tax aspects of grants made under the 1997 Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

     1. Incentive Stock Options. The optionee will recognize no taxable income upon the grant or exercise of an Incentive Stock Option. Upon a disposition of the shares after the later of two years from the date of grant and one year after the transfer of the shares to the optionee, (a) the optionee will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets in his or her hands; and (b) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment for his or her taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the optionee. In the case of a disposition of shares in the same taxable year as the exercise where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

     If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above, (a) the optionee will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (b) the Company will qualify for a deduction equal to any such amount recognized, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code. The optionee will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets in his or her hands, as short-term or long-term capital gain, depending on the length of time that the optionee held the shares, and the Company will not qualify for a deduction with respect to such excess.

     Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following the termination of the optionee's employment, the option will generally be taxed as a Non-Qualified Stock Option. See "Non-Qualified Stock Options."

     2. Non-Qualified Stock Options. With respect to Non- Qualified Stock Options, (i) upon grant of the option, the optionee will recognize no income;
(ii) upon exercise of the option (if the shares are not subject to a substantial risk of forfeiture), the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code; (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the optionee; and (iv) on a sale of the shares, the optionee will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as short-term or long-term capital gain or loss if the shares are capital assets in the optionee's hands depending upon the length of time that the optionee held the shares.

Recommendation

                  THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 2.

                             EXECUTIVE COMPENSATION

     The following table discloses the compensation earned for each of the last three fiscal years by Kevin J. Zugibe, the Company's Chief Executive Officer, and Stephen P. Mandracchia, an Executive Vice President of the Company (and together with the Chief Executive Officer, the "Named Executives"), the only other executive officer whose salary for Fiscal 1996 was in excess of $100,000.

                           Summary Compensation Table

                                              Annual            Long Term
                                           Compensation     Compensation Awards
                                           ------------    ---------------------
                                                           Securities Underlying
Name and Principal Position         Year     Salary($)           Options(#)
---------------------------         ----     ---------           ----------

Kevin J. Zugibe,                    1996     145,462*               -0-
Chairman of the Board,              1995     113,076*               -0-
President and Chief                 1994      43,462*              75,000
Executive Officer

Stephen P. Mandracchia,             1996     104,885*               -0-
Executive Vice President            1995      47,574*               -0-
and Secretary                       1994       3,554*              75,000

----------
* The value of non-cash personal benefits furnished to each of the Named Executives during fiscal 1994, 1995 and 1996 did not exceed 10% of such annual compensation.

     The following table sets forth information concerning the value of unexercised stock options held by the Named Executives at December 31, 1996. No options were granted to or exercised by the Named Executives during Fiscal 1996.

                    Aggregated Fiscal Year End Option Values

                                     Number of Securities
                                           Underlying                                    Value of
                                      Unexercised Options                         In-the-Money Options
                                     at December 31, 1996                         at December 31, 1996*
                                ----------------------------                  ----------------------------
       Name                     Exercisable    Unexercisable                  Exercisable    Unexercisable
       ----                     -----------    -------------                  -----------    -------------

Kevin J. Zugibe                    54,000          21,000                        $6,750          $2,625

Stephen P. Mandracchia             54,000          21,000                        $6,750          $2,625

----------
* Year-end values of unexercised in-the-money options represent the positive spread between the exercise price of such options and the year-end market value of the Common Stock.

Employment Agreements

     The Company has entered into a five-year employment agreement with Kevin J. Zugibe which expires in May 1999 and upon expiration is automatically renewable for successive one-year terms. The agreement provides for an annual base salary of $130,000 with such increases and bonuses as the Board may determine. Effective January 1, 1997, Mr. Zugibe's base salary increased to $175,000. The Company is the beneficiary of a "key- man" insurance policy on the life of Mr. Zugibe in the amount of $1,000,000.

     The Company has entered into a three-year employment agreement with Walter
A. Phillips, which expires in October 1999 and upon expiration is automatically renewable for successive one-year terms. The agreement provides for an annual base salary of $150,000 and for an annual bonus not to exceed $25,000 based on the Company's achievement of certain levels of profitability.

     The Company has entered into a one-year employment agreement, renewable upon expiration for successive one-year terms, with each of Thomas P. Zugibe, Stephen P. Mandracchia and Stephen J. Cole-Hatchard. The agreements provide for an annual base salary, effective January 1, 1997, in the case of Messrs. Zugibe and Mandracchia, of $130,000, and, in the case of Mr. Cole-Hatchard, of $75,000.

     In May 1997, the Company entered into an employment agreement with Brian Coleman for a term which expires in May 2000 and upon expiration is automatically renewable for successive one-year terms. The agreement provides for Mr. Coleman to receive an annual base salary of $130,000.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock, (ii) each of the Named Executives, (iii) each current director and Stephen Spain, a nominee for election as director at the Annual Meeting, and
(iv) all directors and executive officers of the Company as a group:


                                                            Amount and
        Name and                                            Nature of              Percentage of
        Address of                                          Beneficial              Outstanding
    Beneficial Owner(1)                                     Ownership(2)           Shares Owned
    -------------------                                     ------------           ------------


DuPont Chemical and Energy                                   500,000 (3)                9.8
Operations, Inc. and
E.I. DuPont de Nemours and Company
DuPont Building, Room 8045
1007 Market Street
Wilmington, Delaware 19898............................

Fredrick T. Zugibe....................................       262,400 (4)                5.1

Kevin J. Zugibe ......................................       283,900 (4)                5.5

Thomas P. Zugibe .....................................       283,900 (4)                5.5

Stephen P. Mandracchia ...............................       271,900 (4)                5.3

Stephen J. Cole-Hatchard ............................        282,900 (4)                5.5

Vincent P. Abbatecola ................................         1,500                     *

Robert Johnson .......................................        19,000 (5)                 *

Otto C. Morch.........................................           600                     *

Dominic J. Monetta ...................................         3,000                     *

Stephen Spain.........................................        19,000 (5)                 *

All directors and executive
officers as a
group (10 persons)....................................      1,154,400(6)               21.8


----------
* Less than one percent

(1) Unless otherwise indicated, the address of each of the persons listed is the address of the Company, 25 Torne Valley Road, Hillburn, New York 10931.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the Record Date. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not held by any other person) and which are exercisable within 60 days from the Record Date have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(3) Based on information set forth in a Schedule 13D filed with the SEC, DCEO and DuPont have shared voting and dispositive power as to these shares.

(4) Includes 46,272 shares purchasable by the named person under an immediately exercisable option.

(5) Represents shares purchasable by the named person under an immediately exercisable option. Mr. Johnson's term as a director expires at this Annual Meeting.

(6) Includes 211,788 shares issuable upon exercise of immediately exercisable options.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Between February 1991 and April 1994, the Company borrowed an aggregate of $445,419 from the following persons: Thomas P. Zugibe ($92,828), Kevin J. Zugibe ($37,669), Stephen P. Mandracchia ($126,837), Frederick T. Zugibe ($185,085) and Stephen J. Cole-Hatchard ($3,000). Such indebtedness was evidenced by demand promissory notes of the Company bearing interest at the annual rate of 8%. The holders of such indebtedness agreed to extend such indebtedness through August 1, 1996 and to forgive accrued interest (which was contributed to capital) through January 1, 1995. The loans were repaid in December 1995.

     In April 1996, the Company acquired the outstanding capital stock of ESS from Robert Johnson and Stephen Spain for an aggregate of $2,375,000, of which $700,000 consisted of cash paid to Messrs. Johnson and Spain and $1,675,000 consisted of notes issued to such persons maturing in October 1996 bearing interest at the annual rate of 7%. The indebtedness evidenced by such notes was fully paid by the Company in October 1996.

     In November 1996, certain officers and shareholders of the Company loaned an aggregate of $678,000 to the Company. To evidence the resulting indebtedness, the Company issued (a) $100,000 principal amount notes, bearing interest at the annual rate of 8.85%, to Messrs. Kevin J. Zugibe, Thomas P. Zugibe, Stephen P. Mandracchia and Stephen Cole-Hatchard, executive officers of the Company; (b) a note in the principal amount of $50,000, bearing interest at the annual rate of 6%, to Mr. William A. Barron, a former executive officer of the Company; and (c) a note in the principal amount of $450,000 to Deerfield Partnership, a New York general partnership consisting of Mr.

Cole-Hatchard and his mother. The notes were payable upon the Company's receipt of the proceeds of a mortgage loan by a specified date or on demand if not paid by such date. The Company retired such indebtedness in January 1997.

     In January 1997, the Company entered into certain agreements with DuPont and DCEO pursuant to which (a) the Company issued and sold 500,000 shares of Common Stock to DCEO in consideration for a $3.5 million cash payment, (b) subject to certain exceptions, DuPont and DCEO agreed that neither DuPont nor any of its affiliates will, directly or indirectly, acquire voting securities of the Company representing more than 20% of the total voting power for the election of directors; (c) the Company granted certain demand and "piggy-bank" registration rights to DCEO with respect to such 500,000 shares; and (e) the Company agreed to cause two persons designated by DuPont to be elected to the Board. The Company's principal shareholders (other than DCEO and DuPont) granted to DuPont, subject to certain exceptions, rights of first refusal to purchase shares of Common Stock proposed to be sold by such shareholders. In addition, the Company has entered into certain agreements with DuPont pursuant to which the Company agreed (a) to provide certain services to DuPont to be marketed through DuPont's authorized distributor network and (b) to market DuPont refrigerant products to selected market segments together with the Company's refrigerant reclamation and management services.

     In May 1997, the Company borrowed an aggregate of $385,000 from Kevin J. Zugibe and $200,000 from Stephen P. Mandracchia, executive officers of the Company, and issued demand notes to such persons in the respective principal amounts borrowed from such persons. The notes issued to Mr. Zugibe bear interest at 8% per annum and the note issued to Mr. Mandracchia requires the Company to pay the interest (at 8.25% per annum) and fees incurred by Mr. Mandracchia in connection with money he borrowed to fund his $200,00 loan to the Company.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     BDO Seidman, LLP has audited and reported upon the consolidated financial statements of the Company for Fiscal 1996 and has been selected by the Board of Directors to examine and report upon the financial statements of the Company for the fiscal year ending December 31, 1997. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

     Shareholders who wish to present proposals appropriate for consideration at the next Annual Meeting of Shareholders must submit the proposal in proper form to the Company at its address set forth on the first page of this proxy statement not later than February 25, 1998 to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

                                OTHER INFORMATION

     Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1996 IS BEING FURNISHED HEREWITH TO EACH SHAREHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON THE RECORD DATE.

     COPIES OF EXHIBITS TO SUCH ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED FOR A NOMINAL CHARGE TO SHAREHOLDERS WHO MAKE A WRITTEN REQUEST TO THE COMPANY AT THE FOLLOWING ADDRESS:

                            HUDSON TECHNOLOGIES, INC.
                              25 TORNE VALLEY ROAD
                            HILLBURN, NEW YORK 10931
                  ATTENTION: Stephen P. Mandracchia, Secretary

     The Board is not aware of any other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to shareholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy included herewith to vote such proxy in accordance with their judgment.


                                        By order of the Board
                                        of Directors

                                        Stephen P. Mandracchia
                                        Secretary


June 25, 1997

                                                                       Exhibit A


                             1997 STOCK OPTION PLAN
                                       OF
                            HUDSON TECHNOLOGIES, INC.


     1.   Purpose

     Hudson Technologies, Inc. (the "Company") desires to attract and retain the best available talent and encourage the highest level of performance in order to continue to serve the best interests of the Company, and its shareholder(s). By affording key personnel the opportunity to acquire proprietary interests in the Company and by providing them incentives to put forth maximum efforts for the success of the business, the 1997 Stock Option Plan of Hudson Technologies, Inc. (the "1997 Plan") is expected to contribute to the attainment of those objectives.

     The word "Parent" as used herein, shall mean any corporation that owns fifty percent or more of the voting stock of the Company.

     The word "Subsidiary" or "Subsidiaries" as used herein, shall mean any corporation, fifty percent or more of the voting stock of which is owned by the Company.

     2.   Scope and Duration

     Options under the 1997 Plan may be granted in the form of incentive stock options ("Incentive Options") as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or in the form of nonqualified stock options ("Non- Qualified Options"). (Unless otherwise indicated, references in the 1997 Plan to "options" include Incentive Options and Non- Qualified Options.) The maximum aggregate number of shares as to which options may be granted from time to time under the 1997 Plan is 1,000,000 shares of the Common Stock of the Company ("Common Stock"), which shares may be, in whole or in part, authorized but unissued shares or shares reacquired by the Company. The maximum number of shares with respect to which options may be granted to any employee during the term of the 1997 Plan is 500,000. Except as otherwise provided in Paragraph 7(b) hereof, if an option shall expire, terminate or be surrendered for cancellation for any reason without having been exercised in full, the shares represented by the option or portion thereof not so exercised shall (unless the 1997 Plan shall have been terminated) become available for subsequent option grants under the 1997 Plan. As provided in Paragraph 13, the 1997 Plan shall become effective on June 12, 1997, and unless terminated sooner pursuant to Paragraph 14, the 1997 Plan shall terminate on June

11, 2007, and no option shall be granted hereunder after that date.

     3.   Administration

     The 1997 Plan shall be administered by the Board of Directors of the Company, or, at their discretion, by a committee which is appointed by the Board of Directors to perform such function (the "Committee"). The Committee shall consist of not less than two members of the Board of Directors, each of whom shall serve at the pleasure of the Board of Directors and shall be a "Non-Employee Director" as defined in Rule l6b-3 under the Securities Exchange Act of 1934 (the "Act"). Vacancies occurring in the membership of the Committee shall be filled by appointment by the Board of Directors.

     The Board of Directors or the Committee, as the case may be, shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the 1997 Plan, to grant options, to determine the purchase price of the Common Stock covered by each option, the term of each option, the persons to whom, and the time or times at which, options shall be granted and the number of shares to be covered by each option; to designate options as Incentive Options or Non-Qualified Options; to interpret the 1997 Plan; to prescribe, amend and rescind rules and regulations relating to the 1997 Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with options under the 1997 Plan; and to make all other determinations deemed necessary or advisable for the administration of the 1997 Plan. The Board of Directors or the Committee, as the case may be, may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Board of Directors or the Committee, as the case may be, or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Board of Directors or the Committee, as the case may be, or such person may have under the 1997 Plan.

     4.   Eligibility; Factors to be Considered in Granting Options

     Incentive Options shall be limited to persons who are employees of the Company or, if applicable, its Parent, or the Company's present and future Subsidiaries and at the date of grant of any option are in the employ of the Company or its Parent or the Company's present and future Subsidiaries. In determining the employees to whom Incentive Options shall be granted and the number of shares to be covered by each Incentive Option, the Board of Directors or the Committee, as the case may be, shall take into account the nature of employees' duties, their present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the 1997 Plan. An employee who has been granted an option or options under the 1997 Plan may be granted an additional option or options, subject, in the case of Incentive Options, to such limitations as may be imposed by the Code on such options. Except as provided below, a Non-Qualified Option may be granted to any person, including, but not limited to, employees, independent agents, consultants and attorneys, who the Board of Directors or the Committee, as the case may be, believes has contributed, or will contribute, to the success of the Company.

     5.   Option Price

     The purchase price of the Common Stock covered by each option shall be determined by the Board of Directors or the Committee, as the case may be. In the case of Incentive Options, the purchase price shall not be less than 100% (110% if granted to an employee referred to in Paragraph 8(b) hereof) of the Fair Market Value (as defined in Paragraph 15 below) of a share of the Common Stock on the date on which the option is granted. In the case of Non-Qualified Options the purchase price per share of Common Stock covered by each option shall be such price, not less than the par value a share of Common Stock, as shall be determined by the Board of Directors or the Committee, as the case may be. Such purchase prices shall be subject to adjustment as provided in Paragraph 12 below. The Board of Directors or the Committee, as the case may be, shall determine the date on which an option is granted; in the absence of such a determination, the date on which the Board of Directors or the Committee, as the case may be, adopts a resolution granting an option shall be considered the date on which such option is granted.

     6.   Term of Options

     The term of each option shall be determined by the Board of Directors or the Committee, as the case may be, provided, however, that the term of any option cannot be more than 10 years from the date of grant (five years in the case of an Incentive Option granted to an employee referred to in Paragraph 8(b) hereof). All options granted pursuant to the 1997 Plan are subject to earlier termination as provided in Paragraphs 10 and 11 below.

     7.   Exercise of Options

     (a) Subject to the provisions of the 1997 Plan and unless otherwise provided in the option agreement, options granted under the 1997 Plan shall become exercisable as determined by the Board of Directors or Committee. In its discretion, the Board of Directors or the Committee, as the case may be, may, in any case or cases, prescribe that options granted under the 1997 Plan become exercisable in installments or provide that an option may be exercisable in full immediately upon the date of its grant. The Board of Directors or the Committee, as the case may be, may, in its sole discretion, also provide that an option granted pursuant to the 1997 Plan shall immediately become exercisable in full upon the happening of any of the following events; (i) the first purchase of shares of Common Stock pursuant to a tender offer or exchange offer (other than an offer by the Company) for all, or any part of, the Common Stock, (ii) the approval by the shareholder(s) of the Company of an agreement for a merger in which the Company will not survive as an independent, publicly owned corporation, a consolidation, or a sale, exchange or other disposition of all or substantially all of the Company's assets, (iii) with respect to an employee, on his 65th birthday, or (iv) with respect to an employee, on the employee's involuntary termination from employment, except as provided in Section 10 herein. In the event of a question or controversy as to whether or not any of the events hereinabove described has taken place, a determination by the Board of Directors or the Committee, as the case may be, that such event has or has not occurred shall be conclusive and binding upon the Company and participants in the 1997 Plan.

     (b) Any option at any time granted under the 1997 Plan may contain a provision to the effect that the optionee (or any persons entitled to act under Paragraph 11 hereof) may, at any time at which Fair Market Value is in excess of the exercise price and prior to exercising the option, in whole or in part, request that the Company purchase all or any portion of the option as shall then be exercisable at a price (the "Purchase Price") equal to the difference between
(i) an amount equal to the option price multiplied by the number of shares subject to that portion of the option in respect of which such request shall be made and (ii) an amount equal to such number of shares multiplied by the fair market value of the Company's Common Stock (within the meaning of Section 422 of the Code and the treasury regulations promulgated thereunder) on the date of purchase. The Company shall have no obligation to make any purchase pursuant to such request, but if it elects to do so, such portion of the option as to which the request is made shall be surrendered to the Company. The Purchase Price for the portion of the option to be so surrendered shall be paid by the Company, less any applicable withholding tax obligations imposed upon the Company by reason of the purchase, at the election of the Board of Directors or the Committee, as the case may be, either in cash or in shares of Common Stock (valued as of the date and in the manner provided in clause (ii) above), or in any combination of cash and Common Stock, which may consist, in whole or in part, of shares of authorized but unissued Common Stock or shares of Common Stock held in the Company's treasury. No fractional share of Common Stock shall be issued or transferred and any fractional share shall be disregarded. Shares covered by that portion of any option purchased by the Company pursuant hereto and surrendered to the Company shall not be available for the granting of further options under the Plan. All determinations to be made by the Company hereunder shall be made by the Board of Directors or the Committee, as the case may be.

     (c) An option may be exercised, at any time or from time to time (subject, in the case of Incentive Options, to such restrictions as may be imposed by the
Code), as to any or all full shares as to which the option has become exercisable until the expiration of the period set forth in Paragraph 6 hereof, by the delivery to the Company, at its principal place of business, of (i) written notice of exercise in the form specified by the Board of Directors or the Committee, as the case may be, specifying the number of shares of Common Stock with respect to which the option is being exercised and signed by the person exercising the option as provided herein, (ii) payment of the purchase price; and (iii) in the case of Non-Qualified Options, payment in cash of all withholding tax obligations imposed on the Company by reason of the exercise of the option. Upon acceptance of such notice, receipt of payment in full, and receipt of payment of all withholding tax obligations, the Company shall cause to be issued a certificate representing the shares of Common Stock purchased. In the event the person exercising the option delivers the items specified in (i) and (ii) of this Subsection (c), but not the item specified in (iii) hereof, if applicable, the option shall still be considered exercised upon acceptance by the Company for the full number of shares of Common Stock specified in the notice of exercise but the actual number of shares issued shall be reduced by the smallest number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock as of the date the option is exercised, is sufficient to satisfy the required amount of withholding tax.

     (d) Except as otherwise provided in subsection (b) of this Paragraph 7, the purchase price of the shares as to which an option is exercised shall be paid in full at the time of exercise. Payment shall be made in cash, which may be paid by check or other instrument acceptable to the Company; in addition, subject to compliance with applicable laws and regulations and such conditions as the Board of Directors or the Committee, as the case may be, may impose, the Board of Directors or the Committee, as the case may be, in its sole discretion, may on a case-by-case basis elect to accept payment in shares of Common Stock of the

Company which are already owned by the option holder, valued at the Fair Market Value thereof (as defined in Paragraph 15 below) on the date of exercise; provided, however, that with respect to Incentive Options, no such discretion may be exercised unless the option agreement permits the payment of the purchase price in that manner.

     (e) Except as provided in Paragraphs 10 and 11 below, no option granted to an employee may be exercised at any time by such employee unless such employee is then an employee of the Company or a Subsidiary or Parent.

     8.   Incentive Options

     (a) With respect to Incentive Options granted, the aggregate Fair Market Value (determined in accordance with the provisions of paragraph 15 at the time the Incentive Option is granted) of the Common Stock or any other stock of the Company or its current or future Subsidiaries with respect to which incentive stock options, as defined in Section 422 of the Code, are exercisable for the first time by any employee during any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporation's, as those terms are defined in Section 424 of the Code) shall not exceed $100,000.

     (b) No Incentive Option may be awarded to any employee who immediately prior to the date of the granting of such Incentive Option owns more than 10% of the combined voting power of all classes of stock of the Company or any of its Subsidiaries unless the exercise price under the Incentive Option is at least 110% of the Fair Market Value and the option expires within 5 years from the date of grant.

     (c) In the event of amendments to the Code or applicable regulations relating to Incentive Options subsequent to the date hereof, the provisions of the 1997 Plan and the provisions of outstanding option agreements between the Company and any optionee with respect to options issued pursuant to the 1997 Plan shall automatically, and without any action on the part of any person, be modified to conform to such amendments, provided, however, that no such amendment shall occur without the express approval of the Company and the optionee if the effect of such amendment were to result in the granting of a new option pursuant to Section 424(h) of the Code or any successor provision.

     9.   Transferability of Options

     Incentive Options granted under the 1997 Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and Incentive Options may be exercised during the lifetime of the optionee only by the optionee. Non-Qualified Options are only transferable if such right is granted by the Board of Directors, or the Committee, as the case may be, and such provision is contained in the option agreement with respect to the Non-Qualified Options. No transfer of an option by the optionee by will or by the laws of descent and distribution or otherwise shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferor or transferees of the terms and conditions of such option.

     10.  Termination of Employment

     In the event that the employment of an employee to whom an option has been granted under the 1997 Plan shall be terminated (except as set forth in Paragraph 11 below), such option may be, subject to the provisions of the 1997 Plan, exercised (to the extent that the employee was entitled to do so at the termination of his employment) at any time within three (3) months after such termination, but not later than the date on which the option terminates; provided, however, that any option which is held by an employee whose employment is terminated for cause or voluntarily without the consent of the Company shall, to the extent not theretofore exercised, automatically terminate as of the date of termination of employment. As used herein, "cause" shall mean conduct amounting to fraud, dishonesty, or engaging in competition or solicitations in competition with the Company and breaches of any applicable employment agreement between the Company and the optionee. Options granted to employees under the 1997 Plan shall not be affected by any change of duties or position so long as the holder continues to be a regular employee of the Company or any of its current or future Subsidiaries or Parent. Any option agreement or any rules and regulations relating to the 1997 Plan may contain such provisions as the Board of Directors or the Committee, as the case may be, shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. Nothing in the 1997 Plan or in any option granted pursuant to the 1997 Plan shall confer upon any employee any right to continue in the employ of the Company or any of the Subsidiaries or Parent or affiliated companies or interfere in any way with the right of the Company or any such Subsidiary or Parent or affiliated companies to terminate such employment at any time.

     11.  Death or Disability of Employee

     If an employee to whom an option has been granted under the 1997 Plan shall die while employed by the Company or a Parent or a Subsidiary or within three (3) months after the termination of such employment (other than termination for cause or voluntary termination without the consent of the Company or the consent of the Parent for an employee of the Parent, as the case may be), such option may be exercised, to the extent exercisable by the employee on the date of death, by a legatee or legatees of the employee under the employee's last will, or by the employee's personal representative or distributees, at any time within one year after the date of the employee's death, but not later than the date on which the option terminates. In the event that the employment of an employee to whom an option has been granted under the 1997 Plan shall be terminated as the result of a disability, such option may be exercised, to the extent exercisable by the employee on the date of such termination, at any time within one year after the date of such termination, but not later than the date on which the option terminates.

     12.  Adjustments Upon Changes in Capitalization, Etc.

     Notwithstanding any other provision of the 1997 Plan, the Board of Directors or the Committee, as the case may be, may, at any time, make or provide for such adjustments to the 1997 Plan, to the number and class of shares issuable thereunder or to any outstanding options as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Board of Directors or the Committee, as the case may be, may make such adjustment as it deems equitable in respect of outstanding options and rights, including in its discretion revision of outstanding options and rights so that they may be exercisable for the consideration payable in the acquisition transaction. Any such determination by the Board of Directors or the Committee, as the case may be, shall be conclusive. Any fractional shares resulting from such adjustments shall be eliminated.

     13.  Effective Date

     The 1997 Plan shall become effective on June 12, 1997, the date of adoption by the Board of Directors, subject to approval of the 1997 Plan by the shareholders of the Company on or before June 11, 1998.

     14.  Termination and Amendment

     The Board of Directors of the Company may, without the approval of its shareholders, suspend, terminate, modify or amend the 1997 Plan, provided, however, that any amendment that would increase the aggregate number of shares which may be issued under the 1997 Plan, materially increase the benefits accruing to participants under the 1997 Plan, or materially modify the requirements as to eligibility for participation in the 1997 Plan, shall be subject to the approval of the Company's shareholder(s), except that any such increase or modification that may result from adjustments authorized by Paragraph 12 does not require such approval. Except as provided below and in Paragraph 8(c) hereof, no suspension, termination, modification or amendment of the 1997 Plan shall require the approval of any optionee. Notwithstanding the foregoing, no suspension, termination, modification or amendment of the 1997 Plan shall be made without the consent of the person to whom an option shall theretofore have been granted if it adversely effects the rights of such optionee under such option.


     15.  Miscellaneous

     As said term is used in the 1997 Plan, the "Fair Market Value" of a share of Common Stock on any day means: (a) if the principal market for the Common Stock is a national securities exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ), the closing sales price of the Common Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the mean between the highest bid and lowest asked prices for the Common Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (a) and (b) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Common Stock shall be determined by the Board of Directors or the Committee, as the case may be, shall be conclusive as to the Fair Market Value of the Common Stock.

     No shares of Common Stock shall be issued and delivered upon exercise of an option granted under the 1997 Plan unless and until (i) such shares of Common Stock have been duly listed, upon official notice of issuance, upon any stock exchange(s) on which the Common Stock is listed, (ii) a Registration Statement under the Securities Act of 1933, as amended, with respect to such shares shall be effective and any applicable state registration or qualification has been complied with, or, in the opinion of either counsel to the Company or counsel to the optionholder reasonably acceptable to the Company, exemptions from such federal and state registration requirements are available and/or (iii) the person exercising such option delivers to the Company such documents, agreements and investment and other representations as the Board of Directors or the Committee, as the case may be, shall determine to be in the best interests of the Company.

     During the term of the 1997 Plan, the Board of Directors or the Committee, as the case may be, in its discretion, may offer one or more option holders the opportunity to surrender any or all unexpired options for cancellation or replacement. If any options are so surrendered, the Board of Directors or the Committee, as the case may be, may then grant new Non-Qualified or Incentive Options to such holders for the same or different numbers of shares at higher or lower exercise prices than the surrendered options. Such new options may have a different term and shall be subject to the provisions of the 1997 Plan the same as any other option.

     Anything herein to the contrary notwithstanding, the Board of Directors or the Committee, as the case may be, may, in their sole discretion, impose more restrictive conditions on the exercise of an option granted pursuant to the 1997 Plan; however, any and all such conditions shall be specified in the option agreement limiting and defining such option.

     16.  Privileges of Stock Ownership

     No person entitled to exercise any option granted under the 1997 Plan shall have any of the rights or privileges of a shareholder of the Company in respect of any shares of stock issuable upon exercise of such option until certificates representing such shares shall have been issued.

     17.  Compliance with SEC Regulations.

     It is the Company's intent that the 1997 Plan comply in all respects with Rule 16b-3 of the Act and any regulations promulgated thereunder. If any provision of the 1997 Plan is later found not to be in compliance with said Rule, the provisions shall be deemed null and void.

                            HUDSON TECHNOLOGIES, INC.
                              25 Torne Valley Road
                            Hillburn, New York 10931

        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 24, 1997
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints KEVIN J. ZUGIBE and STEPHEN P. MANDRACCHIA, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Hudson Technologies, Inc. (the "Company") on Thursday, July 24, 1997, at the Empire Ball Room, Holiday Inn and Conference Center, Three Executive Boulevard, Suffern, New York [10901 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1.   ELECTION OF DIRECTORS:
|_| FOR all nominees listed below            |_| WITHHOLD AUTHORITY
    (except as marked to the contrary            to vote for all nominees
     below).                                     listed below.

    Thomas P. Zugibe, Vincent P. Abbatecola, Otto C. Morch and Stephen Spain


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

--------------------------------------------------------------------------------

2.   Approval of the 1997 Stock Option Plan.

     |_| FOR                  |_| AGAINST                   |_| ABSTAIN


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                                    (Continued and to be signed on reverse side)

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES AND THE PROPOSALS LISTED ABOVE.


DATED: ________________________, 1997    Please sign exactly as name appears
                                         hereon. When shares are held by
                                         joint tenants, both should sign.
                                         When signing as attorney, executor,
                                         administrator, trustee or guardian,
                                         please give full title as such. If
                                         a corporation, please sign in full
                                         corporate name by President or
                                         other authorized officer. If a
                                         partnership, please sign in
                                         partnership name by authorized
                                         person.



                                         -------------------------------------
                                                      Signature


                                         -------------------------------------
                                              Signature if held jointly






     Please mark, sign, date and return this proxy card promptly using the enclosed envelope.